EXHIBIT 99.9

                                                     MONTHLY OPERATING REPORT

------------------------------------------------
CASE  NAME: AMERICAN INTERNATIONAL TRAVEL, INC.      ACCRUAL BASIS
------------------------------------------------
CASE  NUMBER: 00-42149-BJH-11                        02/13/95, RWD, 2/96
------------------------------------------------
JUDGE: BARBARA J. HOUSER
------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE  PARTY:

                                                                  CFO
---------------------------------------                 -----------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                             TITLE



Drew Keith                                                      7/3/00
---------------------------------------                 -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                                DATE




PREPARER:

                                                          Corporate Controller
---------------------------------------                 -----------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                TITLE


Jessica L. Wilson                                                7/3/00
---------------------------------------                 -----------------------
PRINTED NAME OF PREPARER                                          DATE

                                                       MONTHLY OPERATING REPORT
----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                  ACCRUAL BASIS-1
----------------------------------------------
CASE NUMBER: 00-42149-BJH-11                                02/13/95, RWD, 2/96
----------------------------------------------

COMPARATIVE  BALANCE  SHEET

----------------------------------------------------------------------------------------------------------------
                                            SCHEDULE                 MONTH              MONTH              MONTH
                                                          ------------------------------------------------------
ASSETS                                       AMOUNT                   MAY-00
----------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                         $64,520                 $0
----------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                                   $0
----------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                $64,520                 $0                 $0                $0
----------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE  (NET)                                        $0
----------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                         $0
----------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                                  $0
----------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                                  $0
----------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH  LIST)                                       ($442,145)
----------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT  ASSETS                     $64,520          ($442,145)                $0                $0
----------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT  &  EQUIPMENT                                     $0
----------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED                                                 $0
    DEPRECIATION/DEPLETION                                            $0
----------------------------------------------------------------------------------------------------------------
12. NET PROPERTY,  PLANT  &
    EQUIPMENT                                      $0                 $0                 $0                $0
----------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                                 $0
----------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH  LIST)                                       $0
----------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                               $0
----------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                              $64,520          ($442,145)                $0                $0
----------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
----------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                  $0
----------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                     $0
----------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                     $0
----------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                 $0
----------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                      $0
----------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH  LIST)                                              $0
----------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                       $0                 $0                $0
----------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
----------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                                      $0
----------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                             $16,503                 $0
----------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                           $513,635           ($84,930)
----------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                               $0
----------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION  LIABILITIES           $530,138           ($84,930)                $0                $0
----------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                        $530,138           ($84,930)                $0                $0
----------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS'  EQUITY                                ($359,163)
----------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR  (LOSS)                                             $1,908
----------------------------------------------------------------------------------------------------------------
32. DIRECT  CHARGES  TO  EQUITY
    (ATTACH  EXPLANATION)
----------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                   $0          ($357,255)                $0                $0
----------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES  &
    OWNERS' EQUITY                           $530,138          ($442,185)                $0                $0
----------------------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT


----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                  ACCRUAL BASIS-2
----------------------------------------------
CASE NUMBER: 00-42149-BJH-11                                02/13/95, RWD, 2/96
----------------------------------------------

INCOME STATEMENT

                                              MONTH            MONTH           MONTH       QUARTER
                                              -------------------------------------------
REVENUES                                      May-00                                        TOTAL
--------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                            $4,085                                        $4,085
--------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                     $0                                            $0
--------------------------------------------------------------------------------------------------
3.  NET REVENUE                               $4,085             $0              $0         $4,085
--------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
---------------------------------------------------------------------------------------------------
4.  MATERIAL                                      $0                                            $0
---------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                  $0                                            $0
---------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                               $0                                            $0
---------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                   $0             $0              $0             $0
---------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                              $4,085             $0              $0         $4,085
---------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
---------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                  $0                                            $0
---------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                           $0                                            $0
---------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                  $2,177                                        $2,177
---------------------------------------------------------------------------------------------------
12. RENT & LEASE                                  $0                                            $0
---------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                           $0                                            $0
---------------------------------------------------------------------------------------------------
14. TOTAL OPERATING  EXPENSES                 $2,177             $0              $0         $2,177
---------------------------------------------------------------------------------------------------
15. INCOME  BEFORE  NON-OPERATING
    INCOME & EXPENSE                          $1,908             $0              $0         $1,908
---------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)              $0                                            $0
---------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)             $0                                            $0
---------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                              $0                                            $0
---------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                        $0                                            $0
---------------------------------------------------------------------------------------------------
20. AMORTIZATION                                  $0                                            $0
---------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                           $0                                            $0
---------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                   $0             $0              $0             $0
---------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                             $0                                            $0
--------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                             $0                                            $0
---------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                           $0                                            $0
---------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                 $0             $0              $0             $0
---------------------------------------------------------------------------------------------------
27. INCOME TAX                                    $0                                            $0
---------------------------------------------------------------------------------------------------
28. NET PROFIT  (LOSS)                        $1,908             $0              $0         $1,908
---------------------------------------------------------------------------------------------------

                                                       MONTHLY OPERATING REPORT
----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                  ACCRUAL BASIS-3
----------------------------------------------
CASE NUMBER: 00-42149-BJH-11                                02/13/95, RWD, 2/96
----------------------------------------------

CASH  RECEIPTS  AND                               MONTH              MONTH           MONTH        QUARTER
                                             -------------------------------------------------
DISBURSEMENTS                                     MAY-00                                           TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING  OF  MONTH                $64,520              $0               $0         $64,520
----------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH  SALES                                 $4,719                                           $4,719
----------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0                                               $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                    $0                                               $0
----------------------------------------------------------------------------------------------------------
5.    TOTAL  OPERATING  RECEIPTS                  $4,719              $0               $0          $4,719
----------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS  &  ADVANCES  (ATTACH  LIST)              $0                                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE  OF  ASSETS                                $0                                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER  (ATTACH  LIST)                     ($67,063)                                        ($67,063)
----------------------------------------------------------------------------------------------------------
9.    TOTAL  NON-OPERATING  RECEIPTS            ($67,063)             $0               $0        ($67,063)
----------------------------------------------------------------------------------------------------------
10.   TOTAL  RECEIPTS                           ($62,344)             $0               $0        ($62,344)
----------------------------------------------------------------------------------------------------------
11.   TOTAL  CASH  AVAILABLE                      $2,176              $0               $0          $2,176
----------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET  PAYROLL                                    $0                                               $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0                                               $0
----------------------------------------------------------------------------------------------------------
14.   SALES,  USE  &  OTHER  TAXES  PAID              $0                                               $0
----------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                       $0                                               $0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                       $0                                               $0
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0                                               $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY  PURCHASES                            $0                                               $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE  EXPENSES                               $0                                               $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                      $1,803                                           $1,803
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0                                               $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS  &  MAINTENANCE                         $0                                               $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                        $0                                               $0
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0                                               $0
----------------------------------------------------------------------------------------------------------
25.   OTHER  (ATTACH  LIST)                         $373                                             $373
----------------------------------------------------------------------------------------------------------
26.   TOTAL  OPERATING  DISBURSEMENTS             $2,176              $0               $0          $2,176
----------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL  FEES                              $0                                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S.  TRUSTEE  FEES                             $0                                               $0
----------------------------------------------------------------------------------------------------------
29.   OTHER  (ATTACH  LIST)                           $0                                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL  REORGANIZATION  EXPENSES                 $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL  DISBURSEMENTS                        $2,176              $0               $0          $2,176
----------------------------------------------------------------------------------------------------------
32.   NET  CASH  FLOW                           ($64,520)             $0               $0        ($64,520)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------

                                                       MONTHLY OPERATING REPORT
----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                  ACCRUAL BASIS-4
----------------------------------------------
CASE NUMBER: 00-42149-BJH-11                                02/13/95, RWD, 2/96
----------------------------------------------

                                                      SCHEDULE          MONTH           MONTH          MONTH
                                                                   ------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                            AMOUNT          MAY-00
-------------------------------------------------------------------------------------------------------------
1.  0-30                                                 $0              $0
-------------------------------------------------------------------------------------------------------------
2.  31-60                                                $0              $0
-------------------------------------------------------------------------------------------------------------
3.  61-90                                                $0              $0
-------------------------------------------------------------------------------------------------------------
4.  91+                                                  $0              $0
-------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                            $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                      $0              $0
-------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                            $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------

AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                             MONTH:           May-00
                                                                                    -------------------------

-------------------------------------------------------------------------------------------------------------
                                        0-30            31-60           61-90              91+
TAXES  PAYABLE                          DAYS             DAYS            DAYS             DAYS          TOTAL
-------------------------------------------------------------------------------------------------------------
1.  FEDERAL                             $0               $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
2.  STATE                               $0               $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
3.  LOCAL                               $0               $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                 $0               $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                 $0               $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                    $0               $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                                             MONTH:           May-00
                                                                                    -------------------------
--------------------------------------------------------------------------------------------------------------
                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      0R ACCRUED          PAID          LIABILITY
--------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                        $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                      $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                      $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                         $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
5.  INCOME                                               $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                  $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                  $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
--------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                          $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
9.  SALES                                                $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
10. EXCISE                                               $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                         $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                        $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                    $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                  $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                  $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                          $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                       MONTHLY OPERATING REPORT
----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                  ACCRUAL BASIS-5
----------------------------------------------
CASE NUMBER: 00-42149-BJH-11                                02/13/95, RWD, 2/96
----------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                              MONTH:          May-00
BANK  RECONCILIATIONS
                                           Account #1      Account #2      Account #3
--------------------------------------------------------------------------------------------------------
A. BANK:                                    Comerica
----------------------------------------------------------------------------------------

B. ACCOUNT NUMBER:                        1850138692                                         TOTAL
----------------------------------------------------------------------------------------

C. PURPOSE (TYPE):                         Operating
--------------------------------------------------------------------------------------------------------
1. BALANCE  PER  BANK  STATEMENT                     $0
--------------------------------------------------------------------------------------------------------
2. ADD:  TOTAL  DEPOSITS  NOT  CREDITED              $0
--------------------------------------------------------------------------------------------------------
3. SUBTRACT:  OUTSTANDING  CHECKS                    $0
--------------------------------------------------------------------------------------------------------
4. OTHER  RECONCILING  ITEMS                         $0
--------------------------------------------------------------------------------------------------------
5. MONTH  END  BALANCE  PER  BOOKS                   $0              $0              $0              $0
--------------------------------------------------------------------------------------------------------
6. NUMBER  OF  LAST  CHECK  WRITTEN    N/A account closed
--------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     N/A
------------------------------------------------------------------------------------------------------------
8.     N/A
------------------------------------------------------------------------------------------------------------
9.     N/A
------------------------------------------------------------------------------------------------------------
10.    N/A
------------------------------------------------------------------------------------------------------------
11.    TOTAL  INVESTMENTS                                                                $0              $0
------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                  $0
------------------------------------------------------------------------------------------------------------
13.    TOTAL  CASH  -  END  OF MONTH                                                                     $0
------------------------------------------------------------------------------------------------------------

                                                       MONTHLY OPERATING REPORT

----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                  ACCRUAL BASIS-6
----------------------------------------------
CASE NUMBER: 00-42149-BJH-11                                02/13/95, RWD, 2/96
----------------------------------------------

                                                         MONTH:          May-00

---------------------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
---------------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------
                                INSIDERS

--------------------------------------------------------------------------
                           TYPE OF             AMOUNT         TOTAL PAID
              NAME         PAYMENT              PAID           TO DATE
--------------------------------------------------------------------------
1. N/A
--------------------------------------------------------------------------
2. N/A
--------------------------------------------------------------------------
3. N/A
--------------------------------------------------------------------------
4. N/A
--------------------------------------------------------------------------
5. N/A
--------------------------------------------------------------------------
6. TOTAL  PAYMENTS
   TO  INSIDERS                                         $0           $0
--------------------------------------------------------------------------

                               PROFESSIONALS

------------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                       TOTAL
                       ORDER AUTHORIZING       AMOUNT           AMOUNT     TOTAL PAID     INCURRED
          NAME              PAYMENT            APPROVED           PAID        TO DATE     & UNPAID *
----------------------------------------------------------------------------------------------------
1. N/A
----------------------------------------------------------------------------------------------------
2. N/A
----------------------------------------------------------------------------------------------------
3. N/A
----------------------------------------------------------------------------------------------------
4. N/A
----------------------------------------------------------------------------------------------------
5. N/A
----------------------------------------------------------------------------------------------------
6. TOTAL  PAYMENTS
   TO  PROFESSIONALS                                 $0           $0            $0            $0
----------------------------------------------------------------------------------------------------

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

--------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

--------------------------------------------------------------------------
                                 SCHEDULED         AMOUNTS
                                  MONTHLY            PAID         TOTAL
                                  PAYMENTS          DURING       UNPAID
           NAME OF CREDITOR         DUE             MONTH     POSTPETITION
--------------------------------------------------------------------------
1. N/A
--------------------------------------------------------------------------
2. N/A
--------------------------------------------------------------------------
3. N/A
--------------------------------------------------------------------------
4. N/A
--------------------------------------------------------------------------
5. N/A
--------------------------------------------------------------------------
6. TOTAL                               $0           $0            $0
--------------------------------------------------------------------------

                                                       MONTHLY OPERATING REPORT

----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                 ACCRUAL  BASIS-7
----------------------------------------------
CASE NUMBER: 00-42149-BJH-11                                02/13/95, RWD, 2/96
----------------------------------------------

                                                         MONTH:          May-00

QUESTIONNAIRE
                                                                 YES          NO
--------------------------------------------------------------------------------
1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
   THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                X
--------------------------------------------------------------------------------
2. HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
   OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                           X
--------------------------------------------------------------------------------
3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
   LOANS) DUE  FROM RELATED PARTIES?                                          X
--------------------------------------------------------------------------------
4. HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
   THIS REPORTING PERIOD?                                                     X
--------------------------------------------------------------------------------
5. HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
   DEBTOR FROM ANY PARTY?                                                     X
--------------------------------------------------------------------------------
6. ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                         X
--------------------------------------------------------------------------------
7. ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
   PAST  DUE?                                                                 X
--------------------------------------------------------------------------------
8. ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                    X
--------------------------------------------------------------------------------
9. ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                             X
--------------------------------------------------------------------------------
10 ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
   DELINQUENT?                                                                X
--------------------------------------------------------------------------------
11 HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
   REPORTING PERIOD?                                                          X
--------------------------------------------------------------------------------
12 ARE ANY WAGE PAYMENTS PAST DUE?                                            X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


INSURANCE
                                                                  YES         NO
--------------------------------------------------------------------------------
1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                     X
--------------------------------------------------------------------------------
2.    ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                  X
--------------------------------------------------------------------------------
3.    PLEASE  ITEMIZE  POLICIES  BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                              INSTALLMENT PAYMENTS

--------------------------------------------------------------------------------
       TYPE  OF                                                   PAYMENT AMOUNT
        POLICY        CARRIER          PERIOD COVERED              & FREQUENCY
--------------------------------------------------------------------------------
      Please see Case # 00-42141-BJH-11
--------------------------------------------------------------------------------

-----------------------------------------------
CASE  NAME: AMERICAN INTERNATIONAL TRAVEL, INC.             FOOTNOTES SUPPLEMENT
-----------------------------------------------
CASE  NUMBER: 00-42149-BJH-11                                ACCRUAL BASIS
-----------------------------------------------

                                                         MONTH:          May-00


ACCRUAL BASIS        LINE
 FORM NUMBER        NUMBER            FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------
       6 All Professional fees related to the Reorganization of the Company are disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141
------------------------------------------------------------------------------
       7 All insurance plans related to the Company are carried at Kitty Hawk, Inc. (Parent Company). Refer to Case #400-42141.
------------------------------------------------------------------------------
       General This operation closed in May of 2000. Costs incurred during may consisted of costs associated with shut down procedures as well as wrapping up final billings.
------------------------------------------------------------------------------

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.

CASE NUMBER: 00-42149-BJH-11

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1

8. OTHER (ATTACH LIST) .....................           (442,145)Reported
                                              -----------------
        Intercompany Settlements ...........             (1,724)
        A/R KH International ...............           (246,861)
        CDI Inter-divisional Balancing .....           (196,142)
        CDI - Debit/Credit Transfer ........              2,582
                                              -----------------
                                                       (442,145)Detail
                                              -----------------
                                                              - Difference

ACCRUAL BASIS-3

8. OTHER (ATTACH LIST) .....................            (67,063)Reported
                                              -----------------
        Transfer to KH Inc. ................            (67,063)Detail
                                              -----------------
                                                              - Difference

25. OTHER (ATTACH LIST) ....................                373 Reported
                                              -----------------
        Bank charges .......................                373 Detail
                                              -----------------
                                                              - Difference